Exhibit 10 (p)(p)

                                                   SERVICE AGREEMENT NO. 57449
                                                 CONTROL No. 1997-07-31 - 0012

                              FTS SERVICE AGREEMENT

THIS AGREEMENT, made and entered into this 29th day of September, 1997 by and between:

         COLUMBIA GAS TRANSMISSION CORPORATION
         ("TRANSPORTER")
         AND
         ROANOKE GAS COMPANY
         ("SHIPPER")

WITNESSETH: That in consideration of the mutual covenants heroin contained. the parties hereto agree as follows:

Section 1. Service to be Rendered. Transporter shall perform and Shipper shall receive service in accordance with the provisions of the effective FTS Rate Schedule and applicable General Terms and Conditions of Transporter's FERC Gas Tariff, Second Revised Volume No. 1 (Tariff), on file with the Federal Energy Regulatory Commission (Commission), as the same may be amended or superseded in accordance with the rules and regulations of the Commission. The maximum obligation of Transporter to deliver gas hereunder to or for Shipper, the designation of the points of delivery at which Transporter shall deliver or cause gas to be delivered to or for Shipper, and the points of receipt at which Shipper shall deliver or cause gas to be delivered, are specified in Appendix A, as the same may be amended from time to time by agreement between Shipper and Transporter, or in accordance with the rules and regulations of the Commission. Service hereunder shall be provided subject to the provisions of Part 284, 223 of Subpart 0 of the Commission's regulations. Shipper warrants that service hereunder is being provided on behalf of SHIPPER.

Section 2. Term. Service under this Agreement shall commence as of the latter of NOVEMBER 01, 1999, or upon completion of facilities and shall continue in full force and effect until OCTOBER 31, 2014 , and from YEAR -to- YEAR thereafter unless terminated by either party upon 2 YEARS written notice to the other prior to the end of the initial term granted or any anniversary date thereafter. Pre-granted abandonment shall apply upon termination of this Agreement, subject to any right of first refusal Shipper may have under the Commission's regulations and Transporter's Tariff.

Section 3. Rates. Shipper shall pay Transporter the charges and furnish Retainage as described in the above- referenced Rate Schedule, unless otherwise agreed to by the parties in writing and specified as an amendment to this Service Agreement.

Section 4. Notices. Notices to Transporter under- this Agreement shall be addressed to it at Post Office Box 1273. Charleston, West Virginia 2632S-1273,
Attention: Manager - Commercial Services and notices to Shipper shall be addressed to it at

         ROANOKE GAS COMPANY
         P O BOX 13007
         ROANOKE, VA 24030


         ATTN: MICHAEL GAGNET;
until changed by either party by written notice.





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                                                    SERVICE AGREEMENT NO. 57449
                                                  CONTROL NO. 1997-07-31 - 0012

                              FTS SERVICE AGREEMENT


Section 5. Superseded Agreements. This Service Agreement supersedes and cancels, as of the effective date hereof, the following Service Agreements: N/A


            COLUMBIA GAS TRANSMISSION CORPORATION

By:   s/Shawn E. Casey
    ---------------------------------------

Name:   Shawn E. Casey
       ------------------------------------

Title:  Manager - Commercial Services
        -----------------------------------

Date:   September 29, 1997
      -------------------------------------


            ROANOKE GAS COMPANY

By:  s/John B. Williamson, III
     --------------------------------------

Name:  John B. Williamson, III
      -------------------------------------

Title: Vice President
         ----------------------------------

Date:   Sept. 26, 1997
      -------------------------------------



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                                                                                       Revision No.
                                                                                       Control No. 1997-07-31 - 0012
                              Appendix A to Service Agreement No. 57449
                                        Under Rate Schedule FTS
Between (Transporter)           COLUMBIA GAS TRANSMISSION CORPORATION
        and (Shipper)                    ROANOKE GAS COMPANY


            Transportation Demand                                  3,425   Dth/day


                                          Primary Receipt Points
                                                     F
                                                     o
                                                     o
                                                     t
                                                     n
                                                     o
                                                     t
Scheduling           Scheduling        Measuring     e         Measuring               Maximum Daily
Point No.            Point Name        Point No.               Point Name              Quantity (Dth/Day)
-----------------------------------------------------------------------------------------------------------
B 4                   KENOVA             B 4                                                 3,426


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                                                                                       Revision No.
                                                                                       Control No. 1997-07-31 - 0012
                              Appendix A to Service Agreement No. 57449
                                        Under Rate Schedule FTS
Between (Transporter)           COLUMBIA GAS TRANSMISSION CORPORATION
        and (Shipper)                    ROANOKE GAS COMPANY



                                          Primary Delivery Points
                                                     F
                                                     o
                                                     o
                                                     t
                                                     n
                                                     o
                                                     t
Scheduling           Scheduling        Measuring     e         Measuring               Maximum Daily
Point No.            Point Name        Point No.               Point Name              Quantity (Dth/Day)
-----------------------------------------------------------------------------------------------------------
62                ROANOKE GAS COMPANY  802897                  Gala/Roanoke                 3,428
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                                                                                       Revision No.
                                                                                       Control No. 1997-07-31 - 0012
                              Appendix A to Service Agreement No. 57449
                                        Under Rate Schedule FTS
Between (Transporter)           COLUMBIA GAS TRANSMISSION CORPORATION
        and (Shipper)                    ROANOKE GAS COMPANY

        GFNT        /           THIS SERVICE AGREEMENT AND ITS EFFECTIVENESS ARE SUBJECT TO PRECEDENT
                                AGREEMENT CONTROL NO. 970781-00111 BETWEEN BUYER AND SELLER BEING EXECUTED
                                CONCURRENTLY HEREWITH.


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                                                                                       Revision No.
                                                                                       Control No. 1997-07-31 - 0012
                              Appendix A to Service Agreement No. 57449
                                        Under Rate Schedule FTS
Between (Transporter)           COLUMBIA GAS TRANSMISSION CORPORATION
        and (Shipper)                    ROANOKE GAS COMPANY

The Master List of Interconnects (MLI) as defined in Section 1 of the General Terms and Conditions of Transporter's Tariff is incorporated herein by reference for the purposes of listing valid secondary interruptible receipt points.


Service changes pursuant to this Appendix A shall become effective as of NOVEMBER 01, 1999, or upon completion of facilities. This Appendix A shall cancel and supersede the previous Appendix A effective as of N/A , to the Service Agreement reference above. With the exception of this Appendix A, all other terms and conditions of said Service Agreement shall remain in full force and effect.

            ROANOKE GAS COMPANY

By: s/John B. Williamson
   --------------------------------

Name: John B. Williamson, III
      -----------------------------

Title: Vice President
       --------------------------

Date:  Sept. 27, 1997
      -----------------------------


            COLUMBIA GAS TRANSMISSION CORPORATION

By: s/Shawn E. Casey
   --------------------------------

Name:  Shawn E. Casey
      -----------------------------

Title: Manager - Commercial Services
      ------------------------------

Date:  September 29, 1997
      ------------------------------
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